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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          ___________________________

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

                                 June 26, 1995
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                Date of Report (Date of earliest event reported)


                             CNB BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


                                    INDIANA
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                (State or other jurisdiction of incorporation)


             0-11510                                35-1568731
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      (Commission File Number)          (IRS Employer Identification No.)


    20 N.W. THIRD STREET, EVANSVILLE, INDIANA                       47739-0001
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     (Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (812) 464-3400


                                Not Applicable
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         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 5

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Item 5. Other Events
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     On December 12, 1994, the Registrant and UF Bancorp, Inc., headquartered in
Evansville, Indiana ("UFB"), entered into an Agreement and Plan of Merger which provides for the Registrant's acquisition of UFB by means of the merger of UFB into a wholly-owned subsidiary of the Registrant.

     Submitted herewith is a copy of UFB's Quarterly Report on Form 10-Q/A (Second Amendment) for the quarter ended March 31, 1995.

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Item 7.  Financial Statements and Exhibits
- ------------------------------------------

(a)  Financial Statements of Business Acquired
     -----------------------------------------

     Not Applicable

(b)  Pro Forma Financial Information
     -------------------------------

     Not Applicable

(c)  Exhibits
     --------

     The following exhibits are submitted herewith:

     Exhibit 99(a) UF Bancorp, Inc.'s Quarterly Report on Form 10-Q/A (Second Amendment) for the quarter ended March 31, 1995.

                                       3


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  June 26, 1995



                                CNB BANCSHARES, INC.


                            By: /s/  David L. Knapp
                                -------------------
                                David L. Knapp
                                Executive Vice President

                                       4


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                                 EXHIBIT INDEX
                                 -------------



Exhibit 99(a) UF Bancorp, Inc.'s Quarterly Report on Form 10-Q/A (Second Amendment) for the quarter ended March 31, 1995.

                                       5